SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                                  ________

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)       April 1, 1999
                                                       ----------------


                              UNISYS CORPORATION
             ---------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



   Delaware                    1-8729                   38-0387840
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(State or Other         (Commission File Number)      (IRS Employer
Jurisdiction of                                     Identification No.)
Incorporation)





                 Township Line and Union Meeting Roads,
                    Blue Bell, Pennsylvania  19424
       -----------------------------------------------------
       (Address of Principal Executive Offices)  (Zip Code)



                           (215) 986-4011
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        (Registrant's telephone number, including area code)








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Item 5.  Other Events.

The Company has previously reported, most recently in Item 3 of its Annual Report on Form 10-K for the year ended December 31, 1998, its involvement in two lawsuits with Ceska Sporitelna, a savings bank in the Czech Republic. Both of these matters have been settled. The terms of the settlement are subject to a confidentiality agreement. The Company does not expect the settlement to have a material adverse effect on its consolidated financial position, consolidated results of operations or liquidity.

                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNISYS CORPORATION


Date:  April 2, 1999              By:  /s/Robert H. Brust
                                       ----------------------------
                                 Name:  Robert H. Brust
                                 Title: Senior Vice President
                                        and Chief Financial
                                        Officer